Exhibit 10.7(a)
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT TO SUPPLY AGREEMENT
This Amendment to Supply Agreement (the “Amendment”) is made effective as of August 11, 2015 by and between Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 (“Illumina”) and Guardant Health, Inc., having a place of business at 505 Penobscot Drive, Redwood City, CA 94063 (“Customer”). Defined Terms used herein shall follow definitions in the Agreement unless defined herein.
RECITALS
A.    The Parties previously entered into that certain Supply Agreement dated September 15, 2014 (the “Agreement”).
B.    The Parties each desire to amend the Agreement as set forth herein.
C.    Section 13.9 of the Agreement provides that the Agreement may be amended with the written consent of the Parties.
AGREEMENT
NOW THEREFORE, the undersigned agree as follows:
1.    Amendment. Section 6.1 of the Agreement shall be amended in its entirety as set forth below:
“6.1 Purchase Orders; Acceptance; Cancellation. Customer shall order Supplied Product using written purchase orders (“Purchase Order(s)”) submitted under and in accordance with this Agreement. Purchase Orders shall state, at a minimum, the Illumina catalogue number, the Illumina provided quote number (or other reference provided by Illumina), the quantity ordered, price, requested delivery date, and address for delivery, and shall reference this Agreement. All Purchase Orders shall be sent to the attention of Illumina Customer Solutions or to any other person or department designated by Illumina in writing. Acceptance of a Purchase Order occurs when Illumina provides Customer a sales order confirmation. Purchase Orders submitted in accordance with this Agreement will not be unreasonably rejected by Illumina. It shall be deemed an unreasonable rejection of a Purchase Order if [***] Illumina shall be obligated to fill all accepted Purchase Orders. Except as expressly stated in Section 7.4 (Payment Instead of Taking TG Consumables), all Purchase Orders accepted by Illumina are non-cancelable by Customer and may not be modified without the prior written consent of Illumina.”
2.    Amendment. Section 12.1 of the Agreement shall be amended in its entirety as set forth below:
“12.1 Term. This Agreement shall commence on the Effective Date and terminate five (5) years thereafter unless otherwise terminated early as provided hereunder or extended longer by the mutual agreement of the Parties. The period from the Effective Date to the date the Agreement terminates or expires is the ‘Term.’”
3.    Amendment. Exhibit A of the Agreement shall be amended to include the additional Consumables listed in the table below.
4.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
5.    Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to the principles of the conflicts of law.
As amended hereby, the Supply Agreement shall remain in full force and effect. The foregoing Amendment to Consultant Agreement is hereby executed as of the date first written above.

ILLUMINA:
By:	/s/ Mark Van Oene	Date:	August 11, 2015
	Mark Van Oene, VP, GM Americas		Denny Maula

CUSTOMER:
GUARDANT HEALTH, INC.
By:	/s/ Michael Wiley	Date:	8/12/15
Michael Wiley, CFO

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A
CONSUMABLES [***]
The following tables list the additional Consumables subject to purchase under the Agreement and [***].
TG CONSUMABLES

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The following TG Consumables are being discontinued and replacement parts are listed herein.

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.